UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 22, 2008

FOOTHILLS RESOURCES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-31546 (Commission File Number)	98-0339560 (IRS Employer Identification No.)

4540 California Avenue, Suite 550

Bakersfield, California 93309

(Address of Principal Executive Offices, Including Zip Code)

(661) 716-1320

(Registrant’s Telephone Number, Including Area Code)

_____________________________________________________________________________

(Former Name or Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

As described in Item 5.02, on October 22, 2008, Foothills Resources, Inc. (the “Company”) entered into a Change in Control / Severance / Retention Agreement (the “Agreement”) with each of James H. Drennan, Vice President of Land and Legal, and Michael L. Moustakis, Vice President of Engineering (each an “Executive” and together the “Executives”) effective October 1, 2008. The disclosure provided in Item 5.02 of this Form 8-K relating to the Agreement with each of the Executives is hereby incorporated by reference to this Item 1.01.

ITEM 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)       On October 22, 2008, the Company entered into the Agreement with each Executive effective as of October 1, 2008.

The Agreement provides that each Executive shall receive certain payments and benefits in the event that on or before June 30, 2009 (i) any person acquires beneficial ownership of more than 50% of the Company’s voting stock, (ii) the Company’s stockholders adopt a plan of liquidation, (iii) the Company is party to a merger or other business combination in which the Company’s stockholders prior to the transaction do not own at least 50% of the voting power of the resulting entity, or (iv) the Company sells or disposes more than 50% of its assets (collectively a “Change in Control”). In the event a Change of Control occurs on or before June 30, 2009, each Executive shall receive a lump sum cash severance payment, within 66 days of the Change of Control, equal to 75% of the Executive’s annual base salary as of October 1, 2008 and all restricted stock and unvested stock options held by each Executive shall immediately vest (the “Severance Benefits”).

The Agreement also entitles each Executive to the Severance Benefits if Executive’s employment with the Company is terminated (i) by the Company as a result of the Company’s liquidation, (ii) by the Company as part of a reduction in staff, or (iii) by Executive if Executive’s duties, responsibilities or compensation is materially reduced or if the location where Executive’s services are to be performed materially changes (a “Qualifying Termination”).

The Agreement also provides that each of the Executives shall receive a lump sum cash payment equal to 75% of the Executive’s annual base salary as of October 1, 2008 if there is no Change in Control or Qualifying Termination on or before June 30, 2009, and each of the Executives is employed by the Company on June 30, 2009.

The summary of the Agreement set forth above is qualified in its entirety by reference to the text of the Agreement. Copies of the Agreements executed by Mr. Drennan and Mr. Moustaskis are attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished with this Form 8-K:

Exhibit No.	Description

Exhibit 10.1	Change in Control / Severance / Retention Agreement, dated as of October 1, 2008, by and among Foothills Resources, Inc. and James H. Drennan
Exhibit 10.2	Change in Control / Severance / Retention Agreement, dated as of October 1, 2008, by and among Foothills Resources, Inc. and Michael L. Moustakis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOTHILLS RESOURCES, INC.

Date:	October 27, 2008 /s/ W. Kirk Bosché

Name:    W. Kirk Bosché

Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

Exhibit 10.1	Change in Control / Severance / Retention Agreement, dated as of October 1, 2008, by and among Foothills Resources, Inc. and James H. Drennan
Exhibit 10.2	Change in Control / Severance / Retention Agreement, dated as of October 1, 2008, by and among Foothills Resources, Inc. and Michael L. Moustakis.